  Exhibit 4.3

[FACE OF CERTIFICATE]

BDE
THIS CERTIFICATE IS TRANSFERABLE
IN NEW YORK, NY

[LOGO/]BOIS d’ARC ENERGY, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
CUSIP 09738U 10 3

SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT is the owner of fully paid and non-assessable shares of the Common Stock of $0.01 value, of BOIS d’ARC ENERGY, INC. transferable only on the books of the Corporation by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

This certificate is not valid unless countersigned by the Transfer Agent. In Witness Whereof, the said Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers under the facsimile Seal of the Corporation.

Dated:

/s/

SECRETARY
[SEAL]

/s/
PRESIDENT
COUNTERSIGNED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

TRANSFER AGENT
BY
AUTHORIZED OFFICER

[REVERSE OF CERTIFICATE]
BOIS d’ARC ENERGY, INC.

AT SUCH TIME AS THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS, IT WILL
FURNISH TO ANY STOCKHOLDER UPON REQUEST TO THE OFFICE OF THE CORPORATION, AND WITHOUT CHARGE, A
FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF
EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN THE RELATIVE RIGHTS AND PREFERENCES
BETWEEN THE SHARES OF EACH SERIES OF ANY PREFERRED OR SPECIAL CLASS AUTHORIZED TO BE ISSUED IN
SERIES, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF
DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES OF ANY
PREFERRED OR SPECIAL CLASS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– (Cust) Custodian (Minor) under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, AS DEFINED IN RULE
17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOTICE:THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE
WHATEVER.